UNITED STATES
                     SECURITIES AND EXCHANGE COMMISSION
                          Washington, D.C.  20549


                                  ________
                                  FORM 8-K

                               CURRENT REPORT


                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of Report(Date of earliest event reported) February 27, 2002

                              LANDS' END, INC.
           (exact name of registrant as specified in its charter)





    DELAWARE                 1-9769              36-2512786
(State or other           (Commission         (I.R.S. Employer
  jurisdiction            File Number)         Identification
of incorporation)                                  Number)




 Lands' End Lane, Dodgeville, Wisconsin             53595
(Address of principal executive offices)          (Zip Code)


Registrant's telephone number     608-935-9341
     including area code

















                     INFORMATION INCLUDED IN THIS REPORT


Item 5.  Other Events.

         Attached as Exhibit 99 to this report are excerpted slides from a Lands' End meeting with members of the financial community in New York, New York, on Wednesday, February 27, 2002. An audio broadcast of the meeting was simulcast on the Internet and will be archived there for six months.





















































                                SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, its duly authorized officer and chief financial officer.



                                        LANDS' END, INC.



February 28, 2002                By:/S/ DONALD R. HUGHES
                                        Donald R. Hughes
                                        Senior Vice President &
                                        Chief Financial Officer

































                                                     EXHIBIT 99
***Slide

               Lands' End Has Shown 15 Years of Solid Growth

                                         Total Revenue
               Fiscal Year               (in millions)

                  1987                         284.0
                  1992                         722.0
                  1997                       1,194.0
                  2002 Est.                  1,565.0
___________________________________________________________________________
***Slide
                              Internet Growth
                         (Net Merchandising Sales)

                                        Net Merchandising Sales
               Fiscal Year                  (in millions)

                  1997                             3.0
                  1998                            18.0
                  1999                            61.0
                  2000                           138.0
                  2001                           218.0
                  2002 Est.                      300.0
___________________________________________________________________________
***Slide
                          Fourth Quarter Results
                        ($ in millions, except EPS)

                        Estimated    Actual      Actual
                         Q4 FY02     Q4 FY01     Q4 FY00

        Total revenue   $ 592.0      $ 538.6     $ 483.1
        Gross profit       45.2%        43.7%       42.8%
        SG&A               32.3%        33.8%       33.4%
        Pretax income      12.6%         9.4%        9.3%
        Diluted EPs     $  1.51      $  1.07     $  0.92
___________________________________________________________________________
***Slide

                       Fiscal 2002 Estimated Results
                        ($ in millions, except EPS)

                       53 weeks       52 weeks
                        ended          ended
                       02/01/02       01/26/01     Change

Total Revenue          $  1,565       $  1,462     + 7  %
Gross Profit               44.0%          42.5%    + 1.4 pts
SG&A                       36.7%          38.3%    - 1.6 pts
Pretax income          $  107.0       $   55.0
Pretax income               6.9%           3.8%    + 3.1 pts
Diluted EPS            $   2.20       $   1.14     + 93 %
___________________________________________________________________________
___________________________________________________________________________
***Slide
                         Year-End Inventory Levels
                              ($ in millions)

                                         Year-End Level
                     Fiscal Year         ($ in millions)

                         1998                $241
                         1999                $220
                         2000                $162
                         2001                $188
                       2002* Est.            $227
*The $39 million increase in inventory breaks down approximately as follows:
  $30 million for early receipt of spring/summer merchandise
  $14 million for build up of key-core items
  ($5)million for reduced liquidation inventory
___________________________________________________________________________
***Slide
                              Recent History

*Revitalization of merchandise, circulation and inventory strategies led to record Fiscal 2002 results.

                                   FY1999*       FY2002

              Total Revenue        $1,466        $1,565
              Gross Margin           42.0%         44.0%
              Pre-Tax Profit          5.4%          6.9%
              Pages Circulated       25.2          24.7
                (billions)
              Peak Borrowing       $264.0        $ 54.0
              SKUs                    107            96
              EPS                  $ 1.27         $2.20

*Excludes $12.6 million pre-tax non-recurring charge.
___________________________________________________________________________
***Slide

                            Lands' End Customer
                           U.S. Consumer Business

                   Fiscal                Number of Households
                    Year                     (in millions)

                    1998                         25.9
                    1999                         27.7
                    2000                         29.1
                    2001                         30.7
                    2002                         32.3

-Our customer file has grown to 32.2 million households in the U.S.
  Consumer Business.
-Our 12-month buyers grew to 6.2 million in FY02.
-Our 36-month buyer file is more than 10.1 million households.
__________________________________________________________________________

***Slide

                        Our Five-Year Opportunities

1.  Grow the U.S. Consumer Business

    --  Extend our merchandise lines in defined, focused ways.
    -- Exploit new channels of marketing and customer service, enjoying greater efficiencies.
    --  Expand our universe of customers.

2.  Grow Specialty Divisions and International

    -- Advance these businesses from their beach-head positions to true leadership positions.

3.  Grow Earnings at Least 3 Ways

    --  Top line revenue growth
    --  Leverage existing expense structure.
    --  Leverage existing capacity in Dodgeville and around the world.
    --  Extend and improve recent strong margin gains.
___________________________________________________________________________

***Slide
                          Five Year Opportunities
                              Key Initiatives


    -- New extended size catalog for women (launched Fall 2001).
    -- Introduction of intimate apparel that leverages huge swimwear business.
    -- Alumni collection - high quality collegiate apparel
       --first foray into larger sports licensing business.
    -- Great go-togethers - company-wide initiative to market multiple purchases that are stylish and complementary.
    -- New customer segmentation resulting in more targeted and efficient catalog marketing.
    -- Explore the retail store channel.
___________________________________________________________________________

***Slide

                       Women's Extended Size Market

-- Extended size market reached $17.3 billion in 2001.
   -12% is direct to consumer
-- Developed specialty catalog to maximize growth potential.
-- Developed an additional 20% styles to support growth.
-- Hired experienced talent to drive business.
-- Plan five issues this year.
___________________________________________________________________________





***Slide
                        Intimate Apparel Market

     -- Intimate Apparel Market reached $8.3 billion in 2001.
        -10% is direct to consumer
     -- Leverage our established fit position in Swim.
     -- Maximize trend in Sleepwear separates.
     -- Explore new ways to market our Intimate Apparel, Sleepwear and Spa products for FY04 and beyond.
___________________________________________________________________________

***Slide

                           Operations/Facilities

     Key statistics in FY 2002 for U.S. Consumer Business

     17.8 Million Orders Shipped
     17.0 Million Sales/Service Contacts
     79.2 Million Minutes of Customer Talk Time
      4.2 Million Units Embroidered
      1.9 Million Units Monogrammed
      2.6 Million Units Inseamed
      1.9 Million Square feet of Distribution Facilities
       Significant capacity exists to meet future sales growth without facility expansion.
___________________________________________________________________________

***Slide

                           Systems Development
                       For Emerging Strategic Goals

    1.  1993 - 1999  Industrial Strength
                     Enhanced functionality on core processes
                     Call Center Systems
                     Warehouse/Pick and ship

    2.  1999 - 2001  Internet Platform
                     Successfully integrated Internet with core processes Developed customer focused applications-
                     Personalization

    3.  2001 - 2004  Smart Systems
                     Superior Customer Relationship Management
                     Business Intelligence
                     Advanced Supply Chain Management
___________________________________________________________________________









***Slide

                          Investment Highlights

     -- Lands' End is a unique, highly admired, and trusted brand destined to be a high growth, high performance company.
     -- A wealth of promising merchandising ideas on the drawing board.
        --US Consumer
        --Specialty
        --International
        --Internet
     -- Financial flexibility and significant free cash strategic investments.
     -- The drive and talent of a seasoned management team.
___________________________________________________________________________

STATEMENT REGARDING FORWARD-LOOKING INFORMATION

Statements in this document that are not historical, including, without limitation, statements regarding our plans, expectations, assumptions, and estimations for fiscal 2002 and fiscal 2003 revenues, gross profit margin, and earnings, as well as anticipated sales trends, timing of catalogs and future development of our business strategy, are considered forward-looking and speak only as of today's date.

As such, these statements are subject to a number of risks and uncertainties. Future results may be materially different from those expressed or implied by these statements due to a number of factors. Currently, we believe that the principal factors that create uncertainty about our future results are the following: customer response to our merchandise offerings, circulation changes and other initiatives; the mix of our sales between full price and liquidation merchandise; overall consumer confidence and general economic conditions, both domestic and foreign; effects of weather on customer purchasing behavior; effects of shifting patterns of e-commerce versus catalog purchases; costs associated with printing and mailing catalogs and fulfilling orders; dependence on consumer seasonal buying patterns; fluctuations in foreign currency exchange rates; and changes that may have different effects on the various sectors in which we operate (e.g., rather than individual consumers, the Business Outfitters Division, included in the specialty segment, sells to numerous corporations, and certain of these sales are for their corporate promotional activities). Our future results could, of course, be affected by other factors as well. More information about these risks and uncertainties may be found in the company's 10-K filings with the S.E.C.

The company does not undertake to publicly update or revise its forward-looking statements even if experience or future changes make it clear that any projected results expressed or implied therein will not be realized.